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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 3, 1996

                          CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            TEXAS                      0-24068                 76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                            2210 WEST DALLAS STREET
                              HOUSTON, TEXAS 77019
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On July 3, 1996, Consolidated Graphics, Inc. (the "Company") acquired all of the issued and outstanding stock of Garner Publishing Company ("Garner Printing"), a commercial printing company located in Des Moines, Iowa. The Company issued 177,780 shares of its common stock in connection with the acquisition. The Company expects to continue operating Garner Printing without making any significant changes in its operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     As of the date of this Form 8-K, it is impracticable for the Company to file the required financial statements of the acquired business. The Company intends to file such required information as soon as the financial statements become available but in any event not later than September 16, 1996.

     (B)  PRO FORMA FINANCIAL INFORMATION.

     As of the date of this Form 8-K, it is impracticable for the Company to file the pro forma information with respect to the acquired business. The information required hereunder will be filed concurrently with the filing of the financial statements discussed above.

     (C)  EXHIBITS

     The following exhibits are furnished with this report:

           1 -- Agreement and Plan of Reorganization by and among Consolidated
                Graphics, Inc., Garner Acquisition Co., Garner Publishing Company and the stockholders of Garner Publishing Company, dated July 3, 1996.

           2 -- Plan of Merger by and between Garner Publishing Company, an Iowa corporation, and Garner Acquisition Co., an Iowa corporation, dated July 3, 1996.

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                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, CONSOLIDATED GRAPHICS, INC. HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)
                                          By: /s/  G. CHRISTOPHER COLVILLE
                                                   G. CHRISTOPHER COLVILLE
                                                VICE PRESIDENT -- MERGERS AND
                                                       ACQUISITIONS
                                               CHIEF FINANCIAL AND ACCOUNTING
                                                         OFFICER

Date:  July 18, 1996

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